                                                                   EXHIBIT 10.45

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

      First Amendment dated as of June 24, 2003 to Credit Agreement (the "Multi-Year First Amendment"), by and among CADENCE DESIGN SYSTEMS, INC., a Delaware corporation (the "Borrower"), FLEET NATIONAL BANK (F/K/A BANKBOSTON, N.A.) and certain of the other lending institutions listed on the signature pages to the Credit Agreement (as hereinafter defined) (the "Banks") and FLEET NATIONAL BANK in its capacity as administrative agent for the Banks (in such capacity, the "Agent"), amending certain provisions of the Credit Agreement dated as of September 27, 2002 (as amended and in effect from time to time, the "Multi-Year Credit Agreement") by and among the Borrower, the Banks, Key Corporate Capital, Inc. and JPMorgan Chase Bank as co-syndication agents, The Bank of Nova Scotia and BNP/Paribas, as co-documentation agents, and the Agent. Terms not otherwise defined herein which are defined in the Multi-Year Credit Agreement shall have the same respective meanings herein as therein.

      WHEREAS, the Borrower, the Majority Banks and the Agent have agreed to modify certain terms and conditions of the Multi-Year Credit Agreement as specifically set forth in this Multi-Year First Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. AMENDMENT TO SECTION 9 OF THE CREDIT AGREEMENT. Section 9.02(a) of the Multi-Year Credit Agreement is hereby amended by deleting Section 9.02(a) in its entirety and restating it as follows:

                  (a) Minimum Consolidated EBITDA. The Borrower shall maintain as of the last day of each fiscal quarter set forth in the table below a minimum Consolidated EBITDA for the period of four fiscal quarters ended on such date (taken as a single accounting period) of not less than the amount set forth opposite such date in such table:

             FISCAL QUARTER END DATE                        MINIMUM EBITDA
             -----------------------                        --------------
             Third and Fourth Fiscal Quarters of            $200,000,000
             2002 and First Fiscal Quarter of
             2003

             Second and Third Fiscal Quarters of            $150,000,000
             2003

             Fourth Fiscal Quarter of 2003                  $175,000,000

             First Fiscal Quarter of 2004 and               $200,000,000
             each fiscal quarter thereafter

      SECTION 2. CONDITIONS TO EFFECTIVENESS. This Multi-Year First Amendment shall not become effective until the Agent receives the following:

      (a) a counterpart of this Multi-Year First Amendment, executed by the Borrower, the Agent and the Majority Banks; and

      (b) payment in cash of an amendment fee for the account of each Bank which consents to this Multi-Year First Amendment on or before 5:00 p.m. (Boston time) on June 24, 2003 as set forth in the Memorandum re: Proposed Amendment Request dated June 17, 2003 from the Agent to the Banks.

      SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents that, on and as of the date hereof, each of the representations and warranties made by it in Section 8.01 of the Multi-Year Credit Agreement remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Multi-Year Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Multi-Year Credit Agreement shall refer to such Multi-Year Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Multi-Year First Amendment and the performance by the Borrower of all of its agreements and obligations under the Multi-Year Credit Agreement as amended hereby are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.

      SECTION 4. RATIFICATION, ETC. Except as expressly amended hereby, the Multi-Year Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Multi-Year Credit Agreement and this Multi-Year First Amendment shall be read and construed as a single agreement. All references in the Multi-Year Credit Agreement or any related agreement or instrument to the Multi-Year Credit Agreement shall hereafter refer to the Multi-Year Credit Agreement as amended hereby.

      SECTION 5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

      SECTION 6. COUNTERPARTS. This Multi-Year First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      SECTION 7. GOVERNING LAW. THIS MULTI-YEAR FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      IN WITNESS WHEREOF, the parties hereto have executed this Multi-Year First Amendment as a document under seal as of the date first above written.

                                        CADENCE DESIGN SYSTEMS, INC.



                                        By: /s/ William Porter
                                           ------------------------------------
                                        Title: Senior Vice President & CFO

                                        FLEET NATIONAL BANK, INDIVIDUALLY
                                        AND AS AGENT

                                        By: /s/ Joan Kiekhaefer
                                           ------------------------------------
                                        Title: Managing Director

                                        KEY CORPORATE CAPITAL, INC.

                                        By: /s/ Robert Boswell
                                           ------------------------------------
                                                  Title: Vice President

                                        BNP/PARIBAS

                                        By: /s/ Jean Plassard
                                           ------------------------------------
                                                  Title: Managing Director


                                        By: /s/ Stuart Darby
                                           ------------------------------------
                                                  Title: Vice President


                                        JPMORGAN CHASE BANK


                                        By: /s/ Joseph O. Eitel
                                           ------------------------------------
                                                  Title: Vice President

                                        THE BANK OF NOVA SCOTIA

                                        By: /s/ Kemp Leonard
                                           -------------------------------------
                                                  Title: Director

                                        BARCLAYS BANK PLC

                                        By: /s/ John Giannone
                                           ------------------------------------
                                                  Title: Director

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By: /s/ Douglas A. Rich
                                           ------------------------------------
                                                  Title: Vice President

                                        WELLS FARGO BANK NATIONAL
                                        ASSOCIATION

                                        By:
                                           ------------------------------------
                                                  Title:

                                        BANK OF AMERICA, N.A.

                                        By: /s/ Sugeet Manchanda
                                           ------------------------------------
                                                  Title: Principal

                                BANK ONE, NA

                                By: /s/ Lisa Whatley
                                   ------------------------------------
                                          Title: Director

                                MELLON BANK, N.A.

                                By: /s/ John Cate
                                   ------------------------------------
                                          Title: Vice President

                                UBS AG, STAMFORD BRANCH

                                By: /s/ Wilfred V. Saint
                                   ------------------------------------
                                          Title: Associate Director
                                                 Banking Products Services, US


                                By: /s/ Luke Goldsworthy
                                   ------------------------------------
                                          Title: Associate Director
                                                 Banking Products Services, US